Exhibit 99.3

(Multicurrency—Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of October 27, 2006

BANK OF NEW YORK
(“Party A”)	and
LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE4 Supplemental Interest Trust (the “Trust”)

(“Party B”)

have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1.                   Interpretation

(a)                 Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)                 Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c)                 Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.                   Obligations

(a)                 General Conditions.

(i)       Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)     Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)    Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency, of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

THE BANK OF NEW YORK

LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE4 Supplemental Interest Trust (the “Trust”)

By: /s/ Stephen M. Lawler Name: Stephen M. Lawler Title: Managing Director	By: /s/ Rita Lopez Name: Rita Lopez Title: Vice President

Rate Swap Schedule

SCHEDULE

to the

Master Agreement

dated as of October 27, 2006

between

The Bank of New York	and

LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE4 Supplemental Interest Trust (the “Supplemental Interest Trust”)

established as a banking organization under the laws of the State of New York		The Supplemental Interest Trust is a common law trust established under the laws of the State of New York
_______________________________________ ("Party A")		_________________________________________ ("Party B")

The Pooling and Servicing Agreement dated as of October 1, 2006 among WaMu Asset Acceptance Corp. as Depositor, Washington Mutual Bank, as Seller and Servicer, Christiana Bank & Trust Company as Delaware Trustee and LaSalle Bank National Association as Trustee (the “Supplemental Interest Trust Trustee”) for the Washington Mutual Asset-Backed Certificates WMABS, Series 2006-HE4 Trust (the “Trust”) and Supplemental Interest Trust (the “Supplemental Interest Trust”) as amended and supplemented from time to time (the “Pooling and Servicing Agreement”)

Part 1

Termination Provisions.

(a)   "Specified Entity" means in relation to Party A for the purpose of:

Section 5(a)(v),             Not applicable

Section 5(a)(vi),            Not applicable

Section 5(a)(vii),           Not applicable

Section 5(b)(iv),            Not applicable

and in relation to Party B for the purpose of:

Section 5(a)(v),             Not applicable

Section 5(a)(vi),            Not applicable

Section 5(a)(vii),           Not applicable

Section 5(b)(iv),            Not applicable

(b)   "Specified Transaction" will not apply to Party A or to Party B.

(c)   Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.

Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.

Section 5(a)(iii) (Credit Support Default) will apply to Party A at any time Party A is posting collateral or is providing a guarantee or other contingent agreement pursuant to Part 5(b) and will not apply to Party B.

Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.

Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B; provided that clause (2) thereof shall not apply to Party B.

Section 5(a)(viii) (Merger without Assumption) will apply to Party A and will not apply to Party B.

(d)   Termination Events.  The following Termination Events will apply to the parties as specified below:

Section 5(b)(i) (Illegality) will apply to Party A and Party B.

Section 5(b)(ii) (Tax Event) will apply to Party A and Party B.

Section 5(b)(iii) (Tax Event upon Merger) will apply to Party A and will not apply to Party B.

Section 5(b)(iv) (Credit Event upon Merger) will not apply to Party A or Party B.

(e)   The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A or Party B.

(f)    Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

(i)    Market Quotation will apply.

(ii)   The Second Method will apply.

(g)   "Termination Currency" means United States Dollars.

(h)   Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

(i)     Party A fails to comply with the Downgrade Provisions as set forth in Part 5(b).  For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(i).

(ii)   The Pooling and Servicing Agreement or other transaction document is amended or modified without the prior written consent of Party A, where such consent is required under the terms of the Pooling and Servicing Agreement.

(iii)  The Trust is terminated pursuant to the Pooling and Servicing Agreement.

(iv)  Notice has been given by the Terminator of its intention to terminate the Trust pursuant to Section 9.01(b) of the Pooling and Servicing Agreement; provided that the Early Termination Date may not be earlier than the date on which the Certificates will be retired pursuant to Section 9.01(a) of the Pooling and Servicing Agreement.

(v)   Party A fails to satisfy its obligations under Section 2 of that certain Indemnification and Disclosure Agreement dated as of October 27, 2006 between Party A and Washington Mutual Mortgage Securities Corp.  For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(v).

Part 2

Tax Representations.

(a)   Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)   Payee Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B make the representations specified below, if any:

(x) It is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

(ii)     The following representation will apply to Party B:

The beneficial owner of payments made to it under this Agreement is either:  (A) a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes, or (B) (1) a "non-U.S. branch of a foreign person" as that term is used in section 1.1441-4(a)(3)(ii) of the Regulations for United States federal income tax purposes, and (2) a "foreign person" as that term is used in section 1.6041-4(a)(4) of the Regulations for United States federal income tax purposes.

(c)   Gross Up.  The provisions of Section 2(d)(i)(4) of this Agreement shall not apply to Party B as “X” and the provisions of Section 2(d)(ii) of this Agreement shall not apply to Party B as “Y,” such that Party B shall not be required to pay any additional amounts referred to herein.

Part 3

Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are:— None

(b) Other documents to be delivered are:—

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A and Party B	Documents evidencing the authority of the person or persons signing this Agreement on behalf of such party and evidence of the signature(s) of such person or persons.	Upon the execution and delivery of this Agreement and upon request to evidence any signature on a Confirmation or other document executed in connection herewith.	Yes
Party A and B	An opinion of counsel to such party relating to the enforceability of this Agreement reasonably satisfactory in form and substance to the other party.	Concurrently with the execution and delivery of the Confirmation unless previously delivered and still in full force and effect.	No
Party B	An executed copy of the Pooling and Servicing Agreement.	As soon as possible following Party B’s receipt of same.	Yes
Party A	Most recently prepared annual balance sheet of Party A.	Promptly upon request; provided if available on http://www.fdic.gov, such delivery is not required.	Yes

Part 4.

Miscellaneous.

(a)   Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

      Party A:  Address for notices or communications to Party A (notice shall not be given by facsimile):‑

Address:                The Bank of New York

Global Risk Management Services

Global Markets Division

32 Old Slip, 15th Floor

New York, New York 10286

Attention:              Stephen M. Lawler, Managing Director

Telex No.:              TRT 17763             Answerback:         BONY UT

Telephone No.:     (212) 804-2137

Specific Instructions:  Notwithstanding the foregoing, the address for notices to Party A for any FX Transaction or Currency Option Transaction is as set forth in the Confirmation for such FX Transaction or Currency Option Transaction; and provided, further, that any notice sent to Party A under Sections 5, 6 or 13 (b) shall also be copied to:  The Bank of New York, One Wall Street, 10th Floor, New York, New York 10286, Attn:  General Counsel.

Party B:    LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE4 Supplemental Interest Trust

Global Securities and Trust Services

135 South LaSalle Street
Suite 1511
Chicago, Illinois 60603

Fax:  312-904-1368
Phone:  312-992-0668

Attention:  Washington Mutual Asset-Backed Certificates

(b)   Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent:  Not applicable.

Party B appoints as its Process Agent:  Not applicable.

(c)   Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is a Multibranch Party and will act through its New York offices (for all Transactions).

Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is Party A.

(f)    Credit Support Document. Credit Support Document means

With respect to Party A:  Any Credit Support Annex that may be entered into by Party A and Party B in connection with the occurrence of a Collateralization Event or Rating Event, each as defined under Part 5(b).

With respect to Party B:  The Pooling and Servicing Agreement.

(g)   Credit Support Provider.

Credit Support Provider means in relation to Party A:  Any guarantor or other provider of credit support obtained pursuant to Part 5(b).

Credit Support Provider means in relation to Party B:  Not applicable.

(h)   Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than New York General Obligation Law Sections 5-1401 and 5-1402).

(i)    Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions.

(j)    "Affiliate."  Each of Party A and Party B shall be deemed to have no Affiliates.

(k)   The word “third” shall be replaced by the word “first” in the third line of Section 5(a)(i) of this Agreement.

Part 5.

Other Provisions.

(a)   Definitions.

        Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the Pooling and Servicing Agreement.  In the event of any inconsistency between the terms of this Agreement and the terms of the Pooling and Servicing Agreement, this Agreement will govern.

(b)   Downgrade Provisions.

(1)   It shall be a “Collateralization Event” if (A) (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A1" by Moody's Investors Service, Inc. (“Moody’s”) or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below "P‑1" by Moody's or are rated "P‑1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody's and the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C)  either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below "A‑1" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or (ii) if Party A does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below "A+" by S&P or (D) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated below “A” by Fitch, Inc. (“Fitch”) or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated below “F1” by Fitch.  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the distribution priorities in Article IV of the Pooling and Servicing Agreement.  Within 30 days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its own expense, and subject to satisfaction of the Rating Agency Condition either (i) pursuant to the terms of an ISDA Credit Support Annex, including Paragraph 13, added to this Agreement by an amendment to this Agreement reasonably acceptable to the Supplemental Interest Trust Trustee (the “Credit Support Annex”), post collateral to Party B in an amount sufficient to restore to the levels that existed immediately prior to the Collateralization Event the ratings of any Certificates then rated by the Rating Agencies, (ii) furnish a guarantee of Party A’s obligations under this Agreement from a guarantor which satisfies the Hedge Counterparty Ratings Requirement (as defined herein), or (iii) obtain a substitute counterparty that (a) satisfies the Hedge Counterparty Ratings Requirement and (b) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable.

(2)   It shall be a ratings event (a “Ratings Event”) if at any time after the date hereof Party A shall fail to satisfy the Hedge Counterparty Ratings Threshold.  “Hedge Counterparty Ratings Threshold” shall mean (A) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "BBB-" by S&P, (B) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "A3" by Moody's (and such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated at least "P‑2" by Moody's (and such rating is not on watch for possible downgrade), and (C) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of Party A are rated at least "BBB+" by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of Party A are rated at least "F2" by Fitch.  For the avoidance of all doubts, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Ratings Event, this Agreement and each Transaction hereunder shall continue to qualify as a Swap Agreement for purposes of the distribution priorities in Section 4.01 of the Pooling and Servicing Agreement.

(3)   Following a Ratings Event, Party A shall take the following actions:

(a)           Within 30 days (or, in the case of a failure to meet the requirements of subparagraph (A) of the definition of “Hedge Counterparty Ratings Threshold”, within 10 Business Days) of the Ratings Event, Party A, at its sole expense, shall (i) obtain a substitute counterparty that (A) satisfies the Rating Agency Condition, (B) satisfies the Hedge Counterparty Ratings Requirement  and (C) assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty, provided that such substitute counterparty, as of the date of such assumption or replacement, must not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new transactions, as applicable, and such assumption or replacement must not lead to a termination event or event of default occurring in respect of the new transactions, as applicable, or (ii) furnish a guarantee of Party A’s obligations under this Agreement from a guarantor that (A) satisfies the Hedge Counterparty Ratings Requirement and (B) satisfies the Rating Agency Condition, or (iii) take such other action that satisfies the Rating Agency Condition.  Notwithstanding anything contained herein to the contrary, if Party A is required to transfer its rights and obligations under this Agreement pursuant to this Part 5(b)(3) as a result of a rating issued by S&P, Party A shall, at all times prior to such transfer, be required to post collateral in accordance with (i) the terms of the Credit Support Annex or (ii) an agreement with Party B providing for the posting of collateral, which agreement shall satisfy the Rating Agency Condition specified in Part 5(n) below and require Party A to post the required collateral.

“Hedge Counterparty Ratings Requirement” shall mean (a) either (i) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of the substitute counterparty are rated at least "A‑1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of the substitute counterparty are rated at least "A+" by S&P, (b) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "P‑1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty does not have a short-term debt rating from Moody's, the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade), and (c) either (i) the unsecured, unguaranteed and otherwise unsupported long-term senior debt obligations of such substitute counterparty are rated at least "A" by Fitch or (ii) the unsecured, unguaranteed and otherwise unsupported short-term debt obligations of such substitute counterparty are rated at least "F1" by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

(4)   S&P Collateral Opinion. In addition to any other requirement to satisfy the Rating Agency Condition in connection with any assignment or transfer to or replacement transaction with a third party or substitute counterparty as provided herein, the Transferee shall, if it is not an entity organized in the United States, provide to S&P a reasoned opinion of counsel in form and substance satisfactory to S&P, which provides, subject to customary qualifications and assumptions for such an opinion, that, upon the bankruptcy of the Transferee, Party B will have the right to terminate this Agreement (as so assigned) or any replacement agreement, net amounts owed thereunder and liquidate the collateral posted by the Transferee pursuant to a Credit Support Document in the form of the Credit Support Annex without obtaining the prior approval of a court overseeing the bankruptcy of such substitute counterparty (such opinion, a “Collateral Opinion”).

(c)   Section 3(a) of this Agreement is hereby amended to include the following additional representations after Section 3(a)(v):

(vi)      Eligible Contract Participant. It is an "eligible contract participant" as defined in section 1a(12) of the U.S. Commodity Exchange Act.

(vii)     Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii)    Relationship between Party A and Party B.  Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)       Principal. Party A is acting as principal and not as agent when entering into this Agreement and each Transaction.  Party B is acting not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE4 Supplemental Interest Trust.

(2)           Non-Reliance. Party A is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Party B is acting not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE4 Supplemental Interest Trust. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)           Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)           Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(d)   Section 1(c).  For purposes of Section 1(c) of the Agreement, the Transaction with BNY Reference No. (External ID) 38476 shall be the sole Transaction under the Agreement.

(e)   Transfer.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii), provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person that is an office, branch or affiliate of Party A (any such Person, office, branch or affiliate, a “Transferee”) on at least five Business Days' prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax; (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.  Notwithstanding the foregoing, no such transfer shall be made unless the transferring party obtains a written acknowledgment from each of the Rating Agencies that, notwithstanding such transfer, the then-current ratings of the Certificates will not be reduced or withdrawn, provided, however, that this provision shall not apply to any transfer that is made pursuant to the provisions of Part 5(b) of this Agreement.

Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

In addition, Party A may transfer this Agreement without the prior written consent of the Supplemental Interest Trust Trustee on behalf of Party B but with prior written notice to S&P, to an Affiliate of Party A that satisfies the Hedge Counterparty Rating Requirements or that has furnished a guarantee, subject to S&P Ratings Condition, of the obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Rating Requirements; provided that (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax, (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer, (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred, (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer, and (E) satisfaction of the S&P Ratings Condition will be required unless such transfer is in connection with the assignment and assumption of this Agreement by the Transferee without modification of its terms, other than the following terms: party name, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a) are not modified) and any other representations regarding the status of the Transferee of the type included in Section (c) of this Part 5 and notice information (in which case, Party A shall provide written notice to S&P with respect thereto).

(f)    Supplemental Interest Trust Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle Bank National Association (“LaSalle”) not individually or personally but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by LaSalle but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of LaSalle, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under this Agreement or any other related documents as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(g)   Additional Representations.

Party B represents that:

(i)    Status.  The Supplemental Interest Trust Trustee is trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement.  It is a national banking association validly existing under the laws of the United States; and

(ii)   Powers. In its capacity as trustee of the Supplemental Interest Trust, the Supplemental Interest Trust Trustee has power under the Pooling and Servicing Agreement to execute this Agreement and any other documentation relating to this Agreement that the Supplemental Interest Trust Trustee is executing and delivering on behalf of the Supplemental Interest Trust, to deliver this Agreement and any other documentation relating to this Agreement that it is required to execute and deliver and to perform the obligations (on behalf of the Supplemental Interest Trust) under this Agreement and any obligations (on behalf of the Supplemental Interest Trust) under any Credit Support Document to which the Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust is party and has taken all necessary action to authorize such execution, delivery and performance.

(h)   Proceedings.  Without impairing any right afforded to it under the Pooling and Servicing Agreement as a third party beneficiary, Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against the Supplemental Interest Trust or the trust formed pursuant to the Pooling and Servicing Agreement, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day, or if longer the applicable preference period then in effect, following indefeasible payment in full of the Certificates.  Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Mortgage Loans any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.

(i)    Change of Account.  Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

"to another account in the same legal and tax jurisdiction as the original account"

(j)    Pooling and Servicing Agreement.  Party B will provide at least ten days' prior written notice to Party A of any proposed amendment or modification to the Pooling and Servicing Agreement and Party B will obtain the prior written consent of Party A to any such amendment or modification, where such consent is required under the terms of the Pooling and Servicing Agreement.

(k)   Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement.  The provisions for set-off set forth in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(l)    Notice of Certain Events or Circumstances.  Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m)  Regarding Party A.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates (other than information provided by Party A for purposes of the disclosure document relating to the Class A Certificates, the Mezzanine Certificates and the Class B Certificates); (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

(n)   Rating Agency Condition.  Without prejudice to Section 9 of this Agreement, this Agreement will not be amended unless the Rating Agency Condition is satisfied with respect to such amendment.  “Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of S&P, Fitch and Moody’s then providing a rating of the Class A Certificates, the Mezzanine Certificates and the Class B Certificates and receive a prior written confirmation from each of the Rating Agencies that S&P, Moody’s or Fitch will not downgrade or withdraw its then-current ratings of any outstanding Class A Certificates, the Mezzanine Certificates and the Class B Certificates.

(o)   Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-" and (ii) deleting the final paragraph thereof.

(p)   Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(q)   Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel.

(r)    Independent Reliance.  The parties agree to amend Section 3 of this Agreement by the addition of the following provision at the end thereof and marked as subsection (g).

“(g) Independent Reliance.   Party A is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other party.  Party B is entering into this Agreement and will enter into each Transaction in reliance upon the direction of the Depositor and not upon any view expressed by the other party.”

(s)   Escrow Payments.  If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party on the same date accompanied by irrevocable payment instructions to the same effect or (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(t)    Method of Notice.  Section 12(a)(ii) of this Agreement is deleted in its entirety.

(u)   USA PATRIOT Act Notice.  Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(v)   Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date specified on the first page hereof.

THE BANK OF NEW YORK

LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Washington Mutual Asset-Backed Certificates WMABS Series 2006-HE4 Supplemental Interest Trust

By: /s/ Stephen M. Lawler Name: Stephen M. Lawler Title: Managing Director	By: /s/ Rita Lopez Name: Rita Lopez Title: Vice President
By: Name: Title: